UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 29, 2011

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS

In a press release dated August 29, 2011, The Cheesecake Factory Incorporated (“Company”) announced that Donald Evans has joined the Company as Chief Marketing Officer.  The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

In a press release dated August 30, 2011, the Company announced the opening of its newest Cheesecake Factory restaurant at the Danbury Fair Mall in Danbury, Connecticut.  The restaurant opened on August 29, 2011 and contains approximately 7,400 square feet and 180 seats.  The full text of the press release is attached as Exhibit 99.2 to this report and is hereby incorporated by reference herein.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1	Press release dated August 29, 2011 entitled “The Cheesecake Factory Names New Chief Marketing Officer”
99.2	Press release dated August 30, 2011 entitled “The Cheesecake Factory Opens in Danbury, Connecticut”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2011	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. Douglas Benn
W. Douglas Benn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated August 29, 2011 entitled “The Cheesecake Factory Names New Chief Marketing Officer”
99.2	Press release dated August 30, 2011 entitled “The Cheesecake Factory Opens in Danbury, Connecticut”